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Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated November 12, 2015
to
Prospectus dated September 22, 2015

              This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated September 22, 2015, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

              You should carefully consider the "Risk Factors" beginning on page 41 of the Prospectus before you decide to invest in our common shares.

 Risk Factors

              This supplement supplements and amends the section of the Prospectus entitled "Risk Factors" by replacing the second risk factor under the heading "Risks Related to Debt Financing" in its entirety with the following:

The agreements governing our financing arrangements contain various covenants which, if not complied with, could accelerate repayment under the applicable arrangement, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our shareholders.

              Our wholly-owned financing subsidiaries, Berwyn Funding LLC, or Berwyn Funding, FSEP Term Funding LLC, or FSEP Funding, Energy Funding LLC, or Energy Funding, Wayne Funding LLC, or Wayne Funding, Gladwyne Funding LLC, or Gladwyne Funding, Strafford Funding LLC, or Strafford Funding and Foxfields Funding LLC, or Foxfields Funding have entered into financing arrangements with BNP, Deutsche Bank, Natixis, Wells Fargo, Goldman and Fortress Credit Co LLC, or Fortress, respectively. The agreements governing these financing arrangements contain various default provisions and operational covenants which, if triggered, could result in the termination of the respective financing arrangements and the acceleration of any amounts outstanding thereunder, which could require us or our subsidiaries to liquidate positions at a time and/or at a price which is disadvantageous to us. This could result in losses and impact our ability to meet our investment objectives and pay distributions to shareholders.

              Our or our subsidiaries' failure to comply with the covenants set forth in the financing arrangements could materially and adversely affect our liquidity, financial condition, results of operations and our ability to pay distributions to our shareholders. We cannot assure shareholders that we or our subsidiaries will be able to borrow funds under any such financing arrangements at any particular time or at all. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" for a more detailed discussion of the terms of our financing arrangements.

Management's Discussion and Analysis of Financial Condition and Results of Operations
Senior Securities

              This supplement supplements and amends the sections of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity

and Capital Resources" and "Senior Securities" by adding the following immediately after the last paragraph of each such section (dollar amounts presented in thousands):

  Fortress Facility

              On November 6, 2015, Foxfields Funding, our newly-formed, wholly-owned, financing subsidiary, entered into a senior secured multiple draw term loan facility, or the Fortress facility, with Fortress as administrative agent, the lenders from time to time party thereto, or the Lenders, and the other loan parties from time to time party thereto. The Fortress facility provides for $125,000 of term loans, or the Initial Facility Amount, available to be borrowed during the first year after the closing date of November 6, 2015, or the Availability Period, with an option for us to request, at one or more times during the first two years after the closing date, that existing or new Lenders, at their election, provide up to $75,000 of additional commitments. On the closing date, Foxfields Funding borrowed $40,000 of the Initial Facility Amount. Foxfields Funding's obligations to the Lenders under the facility are secured by a first priority security interest in substantially all of the assets of Foxfields Funding, including its portfolio of assets and the assets of its subsidiaries, subject to certain customary exceptions. In addition, we have agreed to guaranty the obligations of Foxfields Funding and grant a first priority lien in favor of Fortress, for the benefit of the Lenders, on the capital stock of Foxfields Funding.

              Interest under the Fortress facility for (i) loans bearing interest by reference to LIBOR will accrue at a rate equal to LIBOR (subject to a floor of 0.75%) plus 5.00%, and (ii) loans bearing interest by reference to the base rate will accrue at 4.00% plus the greater of: (x) the per annum rate of interest announced, from time to time, within Wells Fargo Bank, N.A. at its principal office in San Francisco as its "prime rate," and (y) 1.75% per annum. Interest is payable quarterly in arrears beginning with the quarter ending March 31, 2016. Foxfields Funding incurred certain customary fees, costs and expenses in connection with obtaining the facility. In addition, during the Availability Period, Foxfields Funding will be subject to a commitment fee at a rate equal to 100 basis points on the average daily undrawn Initial Facility Amount. Under certain conditions, Foxfields Funding will also be subject to a prepayment premium if all or any part of the principal balance of the borrowings is prepaid prior to a date that is two years after the closing date.

              In connection with the Fortress facility, Foxfields Funding has made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type, including the following financial covenants: (a) our minimum consolidated shareholders' equity, as determined in accordance with GAAP and measured as of each fiscal quarter-end, must be greater than $1,500,000; (b) we must maintain at all times a 200% asset coverage ratio; (c) Foxfields Funding must maintain, as of each quarter-end, an asset coverage ratio of either 300% or 325% depending on the relative composition of its portfolio between debt and equity investments; and (d) the portfolio investments must be issued by not fewer than 10 unrelated obligors at all times, measured as of each quarter-end.

              The Fortress facility contains events of default customary for facilities of this type as described in the loan documentation. Upon the occurrence of an event of default, Fortress, at the instruction or with the consent of the Lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the facility immediately due and payable. During the continuation of certain events of default, we must pay interest at a default rate.

              Borrowings of Foxfields Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

              This supplement supplements and amends the section of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative

Disclosures About Market Risk" by replacing the first sentence of the second paragraph thereof in its entirety with the following:

              Pursuant to the terms of the BNP facility, the Deutsche Bank credit facility, the Fortress facility, the Goldman facility, the Natixis credit facility and the Wells Fargo facility, Berwyn Funding, FSEP Funding, Foxfields Funding, Strafford Funding, Energy Funding and Wayne Funding, respectively, borrow at a floating rate based on a benchmark interest rate.

Decrease in Public Offering Price

              On November 10, 2015, we decreased our public offering price from $8.65 per share to $8.55 per share. The decrease in the public offering price was effective as of the Company's November 11, 2015 weekly closing and first applied to subscriptions received from November 4, 2015 through November 10, 2015. In accordance with our share pricing policy, our board of trustees determined that a reduction in the public offering price per share was warranted following a decline in our net asset value per share to an amount more than 2.5% below our then-current net offering price.

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  Filed pursuant to Rule 497 File No. 333-199777
Risk Factors
Management's Discussion and Analysis of Financial Condition and Results of Operations Senior Securities
Decrease in Public Offering Price